UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 31, 2017

Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-34087	52-1889548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 220
Bethesda, MD		20814
(Address of Principal Executive Offices)		(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

Hotel Acquisitions

Condor Hospitality Trust, Inc. (the “Company”) filed a Form 8-K dated July 17, 2017 announcing that the Company, through Condor Hospitality Limited Partnership, the Company’s operating partnership (the “Operating Partnership”), entered into purchase agreements to acquire three hotels. On August 31, 2017, the Company completed the acquisition of two of the hotels pursuant to the respective purchase agreements, as amended, with the following entities:

•	MB Hospitality (EP), LP, for the Fairfield Inn & Suites El Paso Airport, with 124 rooms, located in El Paso, TX, for $16.4 million; and

•	MB Hospitality (AUSAP), LP for the Residence Inn Austin Airport, with 120 rooms, located in Austin, TX, for $22.4 million.

The aggregate purchase price for the two hotels was $38.8 million which was paid with a combination of cash, debt financing (as discussed below) and Operating Partnership limited partnership units (as discussed below). The closing of the transactions was subject to customary closing conditions including accuracy of representations and warranties and compliance with covenants and obligations under the purchase agreements. The closing of the acquisition of the third hotel, the TownePlace Suites Austin North Tech Ridge hotel, with 122 rooms, located in Austin, TX, for $19.75 million, is expected to occur in the first quarter of 2018.

The acquisition of the two hotels was completed by the following subsidiaries 100% owned by the Operating Partnership: CDOR ELP Edge, LLC (“CEE”) (El Paso Airport hotel); and CDOR AUS Casey, LLC (“CAC”) (Austin Airport hotel). In connection with the closing of the acquisitions, the hotels were leased to the following subsidiaries 100% owned TRS Leasing, Inc., the taxable REIT subsidiary of the Company: TRS ELP Edge, LLC (“TEE”) (El Paso Airport hotel); and TRS AUS Casey, LLC (“TAC”) (Austin Airport hotel).

The description of the purchase agreements, as amended, are qualified in their entirety by the form of such agreements filed with this report as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Management Agreements

Hotel Management. On August 31, 2017, TEE and TAC (each a “TRS Lessee”) entered into separate hotel management agreements with Pillar Hotels & Resorts, LLC (“Pillar”), an eligible independent operator, to manage the El Paso Airport hotel and the Austin Airport hotel. Pillar managed the hotels prior to the acquisitions and is a subsidiary of Aimbridge Hospitality.

Under each of the hotel management agreements, Pillar operates and manages the respective hotels. Pillar provides all property management, financial accounting, reporting, marketing and other operational services for each hotel, and employees for operating the hotels. Pillar must generally maintain each hotel in good operating condition. Pillar must operate each hotel in accordance with the national franchise agreements that cover the hotels, which includes using franchisor sales and reservation systems.

The management agreements generally require TRS Lessee to fund budgeted capital expenditures and operating expenses, except those expenses not related to the operation of the hotels. TRS Lessee is responsible for obtaining and maintaining insurance policies with respect to the hotels.

Management Fee. Pillar will receive a monthly management fee with respect to each hotel equal to 3% of the gross hotel income. Incentive fees may be earned by Pillar for performance above budgeted expectations for a hotel up to a maximum payout of 2% of gross hotel income in 2018 and 2019 as follows:

•	1% of the gross hotel income if the hotel achieves an investment return of 9.4% to 9.899% (for the El Paso Airport hotel) or 9.2% to 9.699% (for the Austin Airport hotel) for 2018, and an additional 1% of gross hotel income if the hotel achieves an investment return of 9.9% or higher (for the El Paso Airport hotel) or 9.7% or higher (for the Austin Airport hotel) for that year; and

•	1% of the gross hotel income if the hotel achieves an investment return of 10% to 10.49% (for the El Paso Airport hotel) or 10.2% to 10.69% (for the Austin Airport hotel) for 2019, and an additional 1% of gross hotel income if the hotel achieves an investment return of 10.5% or higher (for the El Paso Airport hotel) or 10.7% or higher (for the Austin Airport hotel) for that year.

For 2020 and until termination of the applicable management agreement, incentive fees with respect to a hotel may be earned by Pillar as follows, up to a maximum payout of 2% of gross hotel income:

•	0.5% of gross hotel income if the hotel achieves budgeted hotel net operating income (“NOI”);

•	25% of any NOI in excess of budgeted NOI for the hotel; and

•	if the hotel achieves its budgeted NOI, 25% of any gross hotel income for the hotel in excess of budgeted gross hotel income for the hotel.

NOI is equal to EBITDA less reserves for replacements and/or capital expenditures.

Term and Termination. Each of the management agreements expire on August 31, 2020 and will renew for two additional terms of one year unless either party to the agreement gives the other party written notice of termination at least 90 days before the end of a term.

TRS Lessee may terminate a management agreement, subject to cure rights, due to certain inspection failures or if performance metrics tied to a hotel are not met. TRS Lessee may also terminate a management agreement without reason on 60 days’ notice. Upon any such termination without reason by TRS Lessee, TRS Lessee must pay Pillar a termination fee equal to the lesser of: (a) 50% of the monthly management fee paid during the trailing 12 months (including any such fees paid prior to the commencement of a management agreement); or (b) 50% of the average monthly management fee paid during the trailing 12 months multiplied by the number of months remaining in the initial term or renewal term; provided, that such termination fees in (a) and (b) above reduce to 25% in the event there is less than 18 months remaining in the initial term or renewal term. Each management agreement terminates upon a sale of the hotel, subject to certain notice requirements.

The description of the management agreements are qualified in their entirety by the form of such agreements filed with this report as Exhibits 10.7 and 10.8, respectively, and are incorporated herein by reference.

Debt Financing

On August 31, 2017, the Operating Partnership borrowed $38.5 million under the Credit Agreement dated as of March 1, 2017 by and among the Operating Partnership, as Borrower, KeyBank National Association and the other lenders party thereto, as Lenders, and KeyBank National Association, as Agent (as amended, the “Credit Agreement”). The borrowings under the Credit Agreement were used to pay a portion of the aggregate purchase price for the El Paso Airport hotel and Austin Airport hotel and to pay a portion of the reserves and costs related to the acquisitions and financing.

In connection with the acquisition of the El Paso Airport hotel and Austin Airport hotel, the subsidiary owners and lessees of the hotels were added as guarantors under the Credit Agreement and the hotel properties (together with the tangible and intangible personal property used in connection with such hotel properties) were added to the collateral pool securing indebtedness under the Credit Agreement.

The terms and conditions of the Credit Agreement are described in the Company’s Current Reports on Form 8-K dated March 1, 2017 and May 11, 2017 and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Item 1.01 is incorporated herein by reference.

As previously disclosed in the Company’s Form 8-K dated July 17, 2017, in connection with the acquisition of the hotels, as partial consideration for the purchase price of the hotels, the Operating Partnership agreed to issue to the sellers limited partnership units with an aggregate dollar value of $150,000. Pursuant to the purchase agreements, the Operating Partnership issued to the parties described below limited partnership units with an aggregate value of $150,000 on August 31, 2017:

•	263,505.1 limited partnership units were issued to Hospitality 2014, LLC and 46,500.9 limited partnership units were issued to Bedford Lodging, LLC, each an affiliate of the seller, in connection with the acquisition of the El Paso Airport hotel; and

•	355,977.45 limited partnership units were issued to Hospitality 2015, LLC and 62,819.55 limited partnership units were issued to Bedford Lodging, LLC, each an affiliate of the seller, in connection with the acquisition of the Austin Airport hotel.

The Operating Partnership limited partnership units were issued to the parties described above in transactions exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof, as such issuances of securities were not made in a public offering, neither the Company nor the Operating Partnership engaged in general solicitation or advertising, the units were not offered to the public in connection with these transactions and the parties described above are all accredited investors.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of MB Hospitality (AUSAP), LP and MB Hospitality (EP), LP for the years ended December 31, 2016 and 2015, including the Independent Auditors’ Reports thereto of Pannell Kerr Forster of Texas, P.C., and the unaudited financial statements of MB Hospitality (AUSAP), LP and MB Hospitality (EP), LP for the six months ended June 30, 2017 and 2016, are filed with this report as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information on the hotels acquired from MB Hospitality (AUSAP), LP and MB Hospitality (EP), LP is filed with this report as Exhibit 99.5 and is incorporated herein by reference.

(d)	Exhibits.

10.1	Purchase and Sale Agreement Fairfield Inn & Suites El Paso Airport dated as of July 17, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (EP), LP (incorporated by reference to Exhibit 10.1 filed with the Company’s Form 8-K dated July 17, 2017 (001-34087)).

10.2	First Amendment to Purchase and Sale Agreement Fairfield Inn & Suites El Paso Airport dated as of August 31, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (EP), LP.

10.3	Purchase and Sale Agreement Residence Inn Austin Airport dated as of July 17, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSAP), LP (incorporated by reference to Exhibit 10.3 filed with the Company’s Form 8-K dated July 17, 2017 (001-34087)).

10.4	First Amendment to Purchase and Sale Agreement Residence Inn Austin Airport dated as of August 31, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSAP), LP.

10.5	Purchase and Sale Agreement TownePlace Suites Austin North Tech Ridge dated as of July 17, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSN), LP (incorporated by reference to Exhibit 10.2 filed with the Company’s Form 8-K dated July 17, 2017 (001-34087)).

10.6	First Amendment to Purchase and Sale Agreement TownePlace Suites Austin North Tech Ridge dated as of August 31, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSN), LP.

10.7	Hotel Management Agreement dated as of August 31, 2017 between TRS ELP Edge, LLC and Pillar Hotels & Resorts, LLC.

10.8	Hotel Management Agreement dated as of August 31, 2017 between TRS AUS Casey, LLC and Pillar Hotels & Resorts, LLC.

23.1	Consent of Pannell Kerr Forster of Texas, P.C.

99.1	Audited Financial Statements of MB Hospitality (AUSAP), LP for the years ended December 31, 2016 and 2015 (incorporated by reference to Exhibit 99.1 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.2	Audited Financial Statements of MB Hospitality (EP), LP for the years ended December 31, 2016 and 2015 (incorporated by reference to Exhibit 99.2 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.3	Audited Financial Statements of MB Hospitality (AUSN), LP for the years ended December 31, 2016 and 2015 (incorporated by reference to Exhibit 99.3 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.4	Unaudited Financial Statements of MB Hospitality (AUSAP), LP for the six months ended June 30, 2017 and 2016 (incorporated by reference to Exhibit 99.4 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.5	Unaudited Financial Statements of MB Hospitality (EP), LP for the six months ending June 30, 2017 and 2016 (incorporated by reference to Exhibit 99.5 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.6	Unaudited Financial Statements of MB Hospitality (AUSN), LP for the six months ended June 30, 2017 and 2016 (incorporated by reference to Exhibit 99.6 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.7	Pro forma financial information on the hotels acquired from MB Hospitality (AUSAP), LP and MB Hospitality (EP), LP for the year ended December 31, 2016 and six months ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: September 5, 2017	By:	/s/ Arinn Cavey
Name: Arinn Cavey
Title: Chief Accounting Officer

EXHIBIT INDEX

10.1	Purchase and Sale Agreement Fairfield Inn & Suites El Paso Airport dated as of July 17, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (EP), LP (incorporated by reference to Exhibit 10.1 filed with the Company’s Form 8-K dated July 17, 2017 (001-34087)).

10.2	First Amendment to Purchase and Sale Agreement Fairfield Inn & Suites El Paso Airport dated as of August 31, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (EP), LP.

10.3	Purchase and Sale Agreement Residence Inn Austin Airport dated as of July 17, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSAP), LP (incorporated by reference to Exhibit 10.3 filed with the Company’s Form 8-K dated July 17, 2017 (001-34087)).

10.4	First Amendment to Purchase and Sale Agreement Residence Inn Austin Airport dated as of August 31, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSAP), LP.

10.5	Purchase and Sale Agreement TownePlace Suites Austin North Tech Ridge dated as of July 17, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSN), LP (incorporated by reference to Exhibit 10.2 filed with the Company’s Form 8-K dated July 17, 2017 (001-34087)).

10.6	First Amendment to Purchase and Sale Agreement TownePlace Suites Austin North Tech Ridge dated as of August 31, 2017 between Condor Hospitality Limited Partnership and MB Hospitality (AUSN), LP.

10.7	Hotel Management Agreement dated as of August 31, 2017 between TRS ELP Edge, LLC and Pillar Hotels & Resorts, LLC.

10.8	Hotel Management Agreement dated as of August 31, 2017 between TRS AUS Casey, LLC and Pillar Hotels & Resorts, LLC.

23.1	Consent of Pannell Kerr Forster of Texas, P.C.

99.1	Audited Financial Statements of MB Hospitality (AUSAP), LP for the years ended December 31, 2016 and 2015 (incorporated by reference to Exhibit 99.1 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.2	Audited Financial Statements of MB Hospitality (EP), LP for the years ended December 31, 2016 and 2015 (incorporated by reference to Exhibit 99.2 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.3	Audited Financial Statements of MB Hospitality (AUSN), LP for the years ended December 31, 2016 and 2015 (incorporated by reference to Exhibit 99.3 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.4	Unaudited Financial Statements of MB Hospitality (AUSAP), LP for the six months ended June 30, 2017 and 2016 (incorporated by reference to Exhibit 99.4 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.5	Unaudited Financial Statements of MB Hospitality (EP), LP for the six months ending June 30, 2017 and 2016 (incorporated by reference to Exhibit 99.5 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.6	Unaudited Financial Statements of MB Hospitality (AUSN), LP for the six months ended June 30, 2017 and 2016 (incorporated by reference to Exhibit 99.6 filed with the Company’s Form 8-K/A dated July 17, 2017 (001-34087)).

99.7	Pro forma financial information on the hotels acquired from MB Hospitality (AUSAP), LP and MB Hospitality (EP), LP for the year ended December 31, 2016 and six months ended June 30, 2017.